SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): May 17, 2012

NORTHWEST BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-33393	94-3306718
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 800, Bethesda, MD 20814
(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (240) 497-9024

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2012, Northwest Biotherapeutics, Inc. (the “Company”), as part of an overall financing entered into with a non-affiliated investor on December 14, 2010, as previously reported, which financing included a series of five convertible notes totaling $3 million, received from the investor the $800,000 remaining balance of the third and fourth notes. The Notes have a term of three (3) years from the time of funding, and carry an original issue discount of ten percent (10%) and an annual interest rate of ten percent (10%). In connection with these Notes, the Company issued a five year warrant to purchase 175,000 shares of common stock (22% warrant coverage) with an exercise price of $0.35 per share. The notes are convertible into the Company’s common stock at any time during their term at a conversion price equal to a twenty percent (20%) discount from the market price at the time of conversion.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed in this Item 2.03 is incorporated herein by reference from Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Registrant’s reasonable belief that the investor had access to information concerning the Registrant’s operations and financial condition, the investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the investor was sophisticated within the meaning of Section 4(2) of the Securities Act and was an “accredited investor” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Registrant made no solicitation in connection with the sale other than communications with the investor; the Registrant obtained representations from the investor regarding its investment intent, experience and sophistication; and the investor either received or had access to adequate information about the Registrant in order to make an informed investment decision. At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect. The securities may not be resold or offered in the United States without registration or an exemption from registration.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC

Dated: May 23, 2012	By:	/s/ Linda Powers
Name: Linda Powers
Title: Chief Executive Officer and Chairman

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